SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 27, 1998


                          NACT Telecommunications, Inc.
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             (Exact name of registrant as specified in its charter)


  Delaware                         000-22017                   87-0378662
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(State or other jurisdiction      (Commission                     (IRS
Employer  of  incorporation)      File  Number)              Identification No.)


                     191 West 5200 North, Provo, Utah 84604
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (801) 802-3000


                                       N/A
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         (Former name or former address, if changed since last report.)




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         Item 1.           Changes in Control of Registrant.

                  On February 27, 1998, World Access, Inc., a Delaware corporation ("World Access"), purchased (the "NACT Stock Purchase") 5,113,712 shares of common stock, $.01 par value (the "Common Stock") of NACT Telecommunications, Inc. (the "Company"), which represents approximately 63% of the outstanding Common Stock, from GST USA, Inc., a Delaware corporation ("GST USA") pursuant to that certain Stock Purchase Agreement dated as of December 31, 1997, by and among World Access, GST USA and GST Telecommunications, Inc. (the "Stock Purchase Agreement"). The consideration for such interest consisted of $59,662,956 in cash and 1,429,907 shares of World Access' common stock. World Access paid for the interest with cash on hand and newly issued shares of its common stock. GST USA received proceeds of $86,545,207 from the sale, which includes proceeds from the monetization of the 1,429,907 shares of World Access' common stock. As a result of the NACT Stock Purchase, World Access beneficially owns approximately 67.3% of the outstanding Common Stock. Pursuant to the Stock Purchase Agreement, W. Gordon Blankstein, Stephen Irwin, Robert Olson and Clifford V. Sander, each designees of GST USA, resigned from the Company's Board of Directors and Steven A. Odom, Hensley E. West, Mark A. Gergel and Scott N. Madigan, each designees of World Access, were appointed to fill the vacancies thus created. Prior to the consummation of the NACT Stock Purchase, GST USA, a wholly-owned subsidiary of GST Telecommunications, Inc., controlled the Company.

         Item 8.           Change in Fiscal Year.

         On March 12, 1998, the Board of Directors of the Company elected by unanimous written consent to change the fiscal year end of the Company from September 30 to December 31. The change in fiscal year will be reflected in the Company's Annual Report on Form 10-K for the year ending December 31, 1998. A Form 10-Q for the transition period of October 1, 1997 to December 31, 1997 was previously filed by the Company.


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       NACT TELECOMMUNICATIONS, INC.


                                       By: /s/ Eric F. Gurr
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                                           Eric F. Gurr
                                           Chief Financial Officer

DATE:  March 12, 1998


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